RBB Bancorp

NASDAQ: RBB

2024 Fourth Quarter Earnings Results

February 3, 2025

Disclosure Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could" and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB Bancorp ("RBB" or the "Company") and its subsidiaries.

These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from: (1) the effectiveness of the Company's internal control over financial reporting and disclosure controls and procedures; (2) the potential for additional material weaknesses in the Company's internal controls over financial reporting or other potential control deficiencies of which the Company is not currently aware or which have not been detected; (3) business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the United States ("U.S.") federal budget or debt or turbulence or uncertainly in domestic of foreign financial markets; (4) the strength of the U.S. economy in general and the strength of the local economies in which we conduct operations; (5) adverse developments in the banking industry highlighted by high profile bank failures and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments; (6) our ability to attract and retain deposits and access other sources of liquidity; possible additional provisions for credit losses and charge-offs; (7) credit risks of lending activities and deterioration in asset or credit quality; (8) extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; (9) increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; (10) compliance with the Bank Secrecy Act and other money laundering statutes and regulations; (11) potential goodwill impairment; (12) liquidity risk; (13) failure to comply with debt covenants; (14) fluctuations in interest rates; (15) risks associated with acquisitions and the expansion of our business into new markets; (16) inflation and deflation; (17) real estate market conditions and the value of real estate collateral; (18) the effects of having concentrations in our loan portfolio, including commercial real estate and the risks of geographic and industry concentrations; (19) environmental liabilities; (20) our ability to compete with larger competitors; (21) our ability to retain key personnel; (22) successful management of reputational risk; (23) severe weather, natural disasters, earthquakes, fires, including direct and indirect costs and impacts on clients, the Company and its employees from the January 2025 Los Angeles County wildfires; or other adverse external events could harm our business; (24) geopolitical conditions, including acts or threats of terrorism, actions taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, including the conflicts between Russia and Ukraine, in the Middle East, and increasing tensions between China and Taiwan, which could impact business and economic conditions in the U.S. and abroad; (25) public health crises and pandemics, and their effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; (26) general economic or business conditions in Asia, and other regions where Royal Business Bank has operations; (27) failures, interruptions, or security breaches of our information systems; (28) climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; (29) cybersecurity threats and the cost of defending against them; (30) our ability to adapt our systems to the expanding use of technology in banking; (31) risk management processes and strategies; (32) adverse results in legal proceedings; (33) the impact of regulatory enforcement actions, if any; (34) certain provisions in our charter and bylaws that may affect acquisition of the Company; (35) changes in tax laws and regulations; (36) the impact of governmental efforts to restructure the U.S. financial regulatory system; (37) the impact of future or recent changes in the Federal Deposit Insurance Corporation ("FDIC") insurance assessment rate and the rules and regulations related to the calculation of the FDIC insurance assessments; (38) the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission ("SEC"), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326, "Measurement of Current Losses on Financial Instruments, commonly referenced as the Current Expected Credit Losses Model, which changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; (39) market disruption and volatility; (40) fluctuations in the Company's stock price; (41) restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; (42) issuances of preferred stock; (43) our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; (44) the soundness of other financial institutions and our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and California Department of Financial Protection and Innovation; and (45) our success at managing the risks involved in the foregoing items and all other risks detailed from time to time in our filings with the SEC including our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K, all of which could cause actual results to differ from those set forth in the forward-looking statements.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. You are cautioned not to place undue reliance on our forward looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and we do not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.

Non-GAAP Financial Measures

Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company's non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

4th Quarter 2024 | Financial Highlights

RBB Bancorp

($ in thousands, except per share data)	1Q24	2Q24	3Q24	4Q24
Earnings & Profitability				
Diluted Earnings Per Share (EPS)	$ 0.43	$ 0.39	$ 0.39	$ 0.25
Net Interest Income before Provision for Credit Losses	$ 24,877	$ 23,965	$ 24,545	$ 25,977
Net Income	$ 8,036	$ 7,245	$ 6,999	$ 4,385
Net Interest Margin (NIM)	2.69%	2.67%	2.68%	2.76%
Efficiency Ratio (1)	60.07%	62.38%	57.51%	61.48%
Return on Average Assets (2)	0.81%	0.76%	0.72%	0.44%
Return on Tangible Common Equity (2)(3)	7.37%	6.65%	6.40%	3.98%
Balance Sheet & Capital				
Gross Held for Investment (HFI) Loans	$ 3,027,361	$ 3,047,712	$ 3,091,896	$ 3,053,230
Total Deposits	$ 3,028,329	$ 3,023,605	$ 3,092,184	$ 3,083,789
Common Equity Tier 1 (CET1) Ratio	19.10%	18.89%	18.16%	17.94%
Tangible Common Equity to Tangible Assets (TCE) Ratio (3)	11.56%	11.53%	11.13%	11.08%
Tangible Book Value per Share (3)	$ 23.68	$ 24.06	$ 24.64	$ 24.51
Asset Quality				
Net Loan Charge-offs	$ 184	$ 551	$ 1,201	$ 2,006
Nonperforming Loans	$ 35,935	$ 54,589	$ 60,662	$ 81,038 (4)
Nonperforming Assets (NPAs)	$ 37,006	$ 54,589	$ 60,662	$ 81,038 (4)
NPLs/Total Loans	1.19%	1.79%	1.96%	2.64%
NPAs/Total Assets	0.95%	1.41%	1.52%	2.03%

4Q24 Highlights

Net Income
$4.4 million

Diluted EPS
$0.25

NIM
2.76%

Net Loan to Deposit Ratio
97.5%

TCE Ratio (3)
11.08%

YTD Buyback Program
1 million shares
$20.7 million

(1) Ratio calculated by dividing noninterest expense by the sum of net interest income before provision for credit losses and noninterest income.
(2) Annualized
(3) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.
(4) Includes $11.2 million loans HFS

Strategically Managed Balance Sheet

($ in thousands, except per share data)	3/31/2024	6/30/2024	9/30/2024	12/31/2024
Cash and Due From Banks	$ 269,843	$ 253,369	$ 349,990	$ 258,345
Available for Sale (AFS) Securities	335,194	325,582	305,666	420,190
Held to Maturity (HTM) Securities	5,204	5,200	5,195	5,191
Loans Held for Sale (HFS)	3,903	3,146	812	11,250
Gross Loans HFI	3,027,361	3,047,712	3,091,896	3,053,230
Allowance for Loan Losses (ALL)	(41,688)	(41,741)	(43,685)	(47,729)
Net HFI loans	2,985,673	3,005,971	3,048,211	3,005,501
Other Assets	278,189	274,918	280,603	292,000
Total Assets	**$ 3,878,006**	**$3,868,186**	**$ 3,990,477**	**$3,992,477**
Total Deposits	$3,028,329	$3,023,605	$3,092,184	$3,083,789
Federal Home Loan Bank (FHLB) Advances	150,000	150,000	200,000	200,000
Long-term Debt and Subordinated Debentures	134,236	134,385	134,535	134,685
Other Liabilities	51,455	48,905	54,030	66,126
Total Liabilities	**$ 3,364,020**	**$3,356,895**	**$ 3,480,749**	**$3,484,600**
Total Shareholders' Equity	**$ 513,986**	**$ 511,291**	**$ 509,728**	**$ 507,877**
Book Value per Share	$27.67	$28.12	$ 28.81	$ 28.66
Tangible Book Value per Share [1]	$23.68	$24.06	$ 24.64	$ 24.51
Common Equity Ratio	13.25%	13.22%	12.77%	12.72%
Tangible Common Equity Ratio [1]	11.56%	11.53%	11.13%	11.08%
Net Loans to Deposits Ratio	98.6%	99.4%	98.6%	97.5%

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.


Net loans to deposits ratio
98.6%
99.4%
98.6%
97.5%
$ in Millions
3/31/2024
6/31/2024
9/30/2024
12/31/2024
Net loans
Deposits
Net loans to deposits ratio

- Total loans decreased $28.2 million with declines in commercial real estate (CRE), commercial and land development (C&D), and Small Business Administration (SBA) portfolios, partially offset by increases in single-family residential (SFR) mortgages and commercial and industrial (C&I) portfolios.
- Deposits decreased $8.4 million with a $24.7 million decrease in time deposits, partially offset by a $19.4 million increase in noninterest-bearing deposits

Loan Portfolio and Wildfire Update

- Preliminary Southern California wildfire impact to RBB
  - Donated $30,000 to low to moderate income communities
  - Estimate six commercial properties with a total balance of $12.5 million and six residential properties with a total balance of $3.4 million with insurance coverage in place
  - All branches currently open with regular operating hours
- Diversified loan portfolio
  - SFR - Mainly non-qualified mortgage loans
  - CRE – loans secured by commercial real estate; mainly multifamily, owner occupied and non-owner occupied CRE
  - C&I - Majority secured by assets
  - Small Business Administration (SBA) - 7(a)program loans for business acquisition or working capital and 504 program loans
- 4Q24 Production of approx. $125.7 million at an average rate of 7.11%
- 58% of total loans are fixed rate and 42% are variable rate [1]
- Annualized yield on loans HFI of 6.03% for the fourth quarter of 2024

Loan Portfolio Composition as of 12/31/24



Other
1%
CRE
39%
SFR
48%
C&D
6%
C&I
4%
SBA
2%

Business Line ($ in thousands)	December 31, 2024	4Q24 Yield	September 30, 2024	3Q24 Yield
Single-family residential mortgages (SFR)	$ 1,494,022	5.26%	$ 1,473,396	5.27%
Commercial real estate (CRE)	1,201,420	6.17%	1,252,682	6.35%
Construction and land development (C&D)	173,290	7.35% [2]	180,196	9.18%
Commercial and industrial (C&I)	129,585	7.47%	128,861	7.91%
Small Business Adminstration (SBA)	47,263	17.04% [3]	48,089	9.62%
Other	7,650	8.72%	8,672	8.63%
Total Loans HFI	$ 3,053,230	6.03%	$ 3,091,896	6.13%
Production	$ 125,651	7.11%	$ 175,247	7.26%

(1) Fixed rate loans include loans that have initial fixed rate terms prior to converting to variable rate loans at a future date occurring more than 2 years from December 31, 2024. (2) C&D yield impacted by the reversal of nonaccrual interest of $880K for a $26.4 million loan migrating to nonaccrual. (3) SBA yield impacted by the recapture of nonaccrual interest for SBA participation loans of $894K.

Business Line Profile: CRE | C&D

CRE Loans

$1.20 billion


Single Family 4.5%
Other Owner Occupied 13.2%
Other Non-Owner Occupied 31.5%
Multifamily 50.4%

($ in thousands)	$	%
Warehouse and Industrial	$ 152,074	12.7%
Hotel/Motel	120,850	10.1%
Mixed Use	115,446	9.6%
Retail	90,055	7.5%
Office	37,679	3.1%
Other	25,698	2.1%
CRE Owner Occupied & Non-Owner Occupied	541,802	45.1%
Multifamily	605,476	50.4%
Single Family	54,142	4.5%
Total CRE Loans	$ 1,201,420	100.0%

- CRE Office average loan-to-value (LTV) of 51%
  - Over 96% of loans with LTV <65%
- CRE Office geographic distribution
  - 77% (approx. $29.2 million) of properties located within the Company's primary service areas
- Multifamily average LTV of 57%
  - NY rent controlled of $46.2 million
    - 100% of loans with LTV <65%
- C&D average LTV of 56%
  - Over 80% of loans with LTV <65%
  - 74% accruing at 12/31 and 73% are paying current

C&D Loans

$173.3 million


Land Development 9.8%
Residential Construction 33.7%
Commercial Construction 56.5%

Distribution by Geography


SoCal
NY
NorCal
IL
NJ
NV
Other
NV 2%
Other 1%
IL 3%
NJ 2%
NorCal 7%
SoCal 40%
NY 45%
$1.49 billion Residential Mortgage Loans

Distribution by LTV (1)


<50%
50.01%<55%
55.01% - 60%
60.01%-65%
65.01% - 70%
>70%
>70% 6%
<50% 27%
65.01% - 70% 21%
$410,570
Avg. loan size
50.01%<55% 11%
60.01%-65% 17%
55.01% - 60% 18%

- Regional distribution
  - 99% of properties located within the Company's primary service areas
- LTV distribution
  - Average weighted LTV 56%
  - Over 94% of loans with LTV <70%

(1) LTVs are based on origination date

Business Line Profile: C&I | SBA

C&I Loans

$129.6 million



Shared Nat'l Credits 2.0%
Commercial Term 18.3%
Credit Lines 79.7%

SBA Loans

$47.3 million



Guaranteed 4.1%
Unguaranteed 504 Loans (1) 40.0%
Unguaranteed Secured by RE 44.6%
Unguaranteed Unsecured 11.3%

C&I and SBA Portfolio ($mm)



$54.7
$121.4
$50.3
$126.6
$48.1
$128.9
$47.3
$129.6
3/31/2024
6/30/2024
9/30/2024
12/31/24
C&I Loans
SBA Loans

Unguaranteed SBA Loans Totaled $45.3 Million

By Business



Other Real Estate 18.2%
Gas Stations 4.0%
Retail 4.5%
Warehouse 20.7%
Hotel/Motels 52.6%

By Location



Nevada 4.4%
Other 3.1%
Arizona 4.3%
New York 4.3%
Oregon 7.0%
Washington 7.6%
Texas 8.1%
California 61.2%

(1) SBA 504 loans are unguaranteed loans secured by RE.

Asset Quality Metrics: Non-Performing Loans (NPLs)

NPAs / Total Assets


$ in thousands
$37,006
$54,589
$60,662
$81,038
0.95%
1.41%
1.52%
2.03%
3/31/2024
6/30/2024
9/30/2024
12/31/2024
NPLs
OREO
NPAs / Total Assets

Non-Performing Loans ($ in thousands)	#		$	%
SFR	17	$	11,523	14.2%
CRE	5		17,097	21.1%
C&D	3		44,621	55.1%
C&I	21		6,271	7.7%
SBA	7		1,514	1.9%
Other	2		12	0.0%
Total Non-Performing Loans	55	$	81,038	100%

- NPLs increased $20.4 million
  - $26.4 million in additions including a $26.4 million C&D loan, $2.0 million in SFR loans, and $890K in SBA loans
  - $6.7 million paid off or paid down
  - $176K migrated back to accrual
- Weighted average LTV of non-performing loans was 85% comprised of the following loan types:
  - SFR: 56% weighted average LTV
  - CRE: 93% weighted average LTV
  - C&D: 92% weighted average LTV
  - C&I: 67% weighted average LTV
  - SBA: 64% weighted average LTV

Non-Performing Loans By Region


NV
0.9%
AZ
1.0%
Other
0.6%
NY
13.9%
IL
17.2%
CA
66.4%

NON-PERFORMING LOANS > $1 Million

Non-Performing Loans ($ in thousands)				
		$ Amount		
Loan #	Loan Category	4Q24	3Q24	Incr (Decr)
1	C&D	$26,395	N/A	$26,395
2	C&D	$9,444	$10,036	($592)
3	C&D	$8,782	$8,996	($214)
4	CRE	$7,007	$7,257	($250)
5[1]	CRE	$6,597	$8,267	($1,670)
6	C&I	$4,709	$4,709	$__
7	SFR	$4,058	$4,058	$__
8[1]	CRE	$3,127	$3,292	($165)
NPLs <$1 million		$10,919	$14,047	($3,128)
	Total	**$81,038**	**$60,662**	**$20,376**

- Nonperforming loans totaled $81.0 million, of which $70.1 million related to 8 loans with a carrying value over $1 million
- When specific reserves of $6.8 million are considered, the exposure to NPLs over $1 million totaled $63.4 million
- Loan #1 represents a $26.4 million construction loan secured by a partially completed mixed-use commercial project, which migrated to nonaccrual during the 4th quarter
- Loan #2 is a completed project awaiting its certificate of occupancy
- Loan #5 and #8 are included in loans HFS and are under contract to be sold in the first quarter of 2025
- Loan #7 moved to OREO with no write-down in January 2025

(1) Loan amounts are HFS as of December 31, 2024

Asset Quality Metrics : Loan Classifications and Delinquencies


Special Mention & Substandard Loans
$ in thousands
$77,750
$57,170
$20,580
$82,596
$63,076
$19,520
$157,332
$79,831
$77,501
$165,665
$100,336
$65,329
3/31/2024
6/30/2024
9/30/2024
12/31/2024 (1)
Special Mention
Substandard


Special Mention & Substandard Loans by Type
$ in thousands
$65,329
$44,042
21,287
$100,336
$12,218
$13,019
$56,327
18,772
Special Mention
Substandard (1)
CRE
C&D
C&I & SBA
Mortgage & Consumer


30-89 Days Delinquent Loans, excluding Nonperforming Loans
$ in thousands
$20,950
$17,421
$3,529
$11,270
$2,159
$9,111
$10,625
$2,328
$8,297
$22,086
$13,900
$8,186
3/31/2024
6/30/2024
9/30/2024
12/31/24
SFR
Non-SFR

- Substandard loans include $81.0 million of nonaccrual loans and $19.3 million on accrual status
- Substandard loans increased $20.5 million
  - $31.0 million downgraded
  - $6.5 million paid off or paid down
  - $2.0 million upgraded to "pass"
  - $2.0 million charged off
- Special mention loans decreased $12.2 million
  - $11.8 million upgraded
  - $1.8 million paid off
  - $1.5 million downgraded
  - All special mention are current and accruing

(1) Substandard loans include $11.2 million in HFS

Allowance for Credit Losses, Credit Provisions and Credit Metrics



Allowance for Loan Losses (ALL)
$ in Thousands
1.38%
1.37%
1.41%
1.56%
$41,688
$41,741
$43,685
$47,729
3/31/2024
6/30/2024
9/30/2024
12/31/2024
ALL
ALL / HFI loans ratio



Provision for Credit Losses & Net Charge-offs
$ in Thousands
0.02%
0.07%
0.16%
0.26%
$-
$184
$557
$551
$3,300
$1,201
$6,000
$2,006
1Q24
2Q24
3Q24
4Q24
Provision for Credit Losses
Net Charge-offs
Net Charge-offs to Average Loans Ratio

- The allowance for loan losses (ALL) was $47.7 million and a reserve for unfunded commitments (RUC) was $729K at 12/31/24. The allowance for credit losses (ACL) totaled $48.5 million
- The ALL increased $4 million during 4Q24 primarily due to a provision for loan losses of $6.1 million, offset by net charge-offs of $2.0 million.
- The 4Q24 provision for credit losses of $6.0 million compares to a $3.3 million provision for credit losses in 3Q24. The change results from
  - Higher specific reserves of $4.3 million
  - Decline in loan balances
  - The outlook for economic conditions and the interest rate environment; and
  - Credit quality metrics, including an increase in nonperforming loans, and changes in substandard and special mention loans
- The ALL as a percentage of loans HFI was 1.56% at 12/31/24, compared to 1.41% at 9/30/24

Deposits

Total Deposits

$3.08 billion


Wholesale deposits
4.8%
DDA
18.3%
Savings, NOW & MMA
21.5%
Time deposits, $250,000 and under
28.6%
Time deposits, greater than $250,000
26.8%


Deposit Mix – QoQ Annualized
$ in millions
$3,175
-18%
$3,028
-1%
$3,024
+9%
$3,092
-1%
$3,084
$632
$406
$812
$785
$540
$643
$198
$746
$901
$540
$648
$790
$922
$543
$666
$808
$927
$544
$663
$828
$883
$563
4Q23
1Q24
2Q24
3Q24
4Q24
Non-interest bearing
Time deposits, $250,000 and under
Time deposits, greater than $250,000
Wholesale
Savings, NOW & MMA

- Decreases in interest-bearing deposits included a decrease in time deposits of $24.7 million and a decrease in non-maturity deposits of $3.1 million, offset by a $19.4 million increase in noninterest-bearing deposits
- Spot rate for all-in average deposits costs was 3.15% at December 31, 2024
- Uninsured deposits [1] were 44.9% of total deposits as of December 31, 2024


Average Cost of Deposits by Type
359
359
363
408
457
478
482
483
454
313
Total Deposits
IB Deposits
Time
Savings, NOW & MMA
4Q23
1Q24
2Q24
3Q24
4Q24

(1) Excludes collateralized deposits of $19.8 million

Operating Expense & Efficiency



Noninterest Expense
$ in millions
$16.97
$17.12
$17.42
$17.65
$2.30
$0.88
$1.42
$2.44
$9.93
$2.42
$1.26
$1.47
$2.44
$9.53
$2.46
$0.96
$1.47
$2.52
$10.01
$2.46
$1.36
$1.50
$2.40
$9.93
1Q24
2Q24
3Q24
4Q24
Salaries and employee benefits
Occupancy and equipment
Data processing
Legal and professional
Other



Total Revenue & Efficiency Ratio
$ in millions
60.07%
62.38%
57.51%
61.48%
$28.25
$27.45
$30.29
$28.71
1Q24
2Q24
3Q24
4Q24
Total Revenue
Efficiency Ratio (1)

- 4Q24 noninterest expense of $17.6 mm, increased $228K
  - Higher legal and professional expenses, offset by
  - Lower occupancy and equipment expenses
  - Lower salaries and benefits expenses
- Noninterest expense as a percentage of average assets totaled 1.76% in 4Q24 and 1.78% in 3Q24
- 4Q24 efficiency ratio[1] was 61.48%, up from 57.51% in 3Q24 due to a decrease in noninterest income due to 3Q24 including a $2.8 million recovery of a fully charged-off loan acquired in a bank acquisition. When this item is excluded, the efficiency ratio decreased in 4Q24 compared to prior quarter



NIE / Avg Assets Ratio
$ in millions
1.72%
1.79%
1.78%
1.76%
$16.97
$17.12
$17.42
$17.65
1Q24
2Q24
3Q24
4Q24
Noninterest expense (NIE)
NIE / Avg Assets Ratio (2)

(1) Ratio calculated by dividing noninterest expense by the sum of net interest income before provision for credit losses and noninterest income. (2) Annualized

Accumulation of Strong Company Capital Ratios



CET1 Capital Ratio
19.10%
18.89%
18.16%
17.94%
6.50%
3/31/2024
6/30/2024
9/30/2024
12/31/2024
CET1 Capital Ratio
Well Capitalized Level



Tangible Common Equity Ratio(1)
11.56%
11.53%
11.13%
11.06%
3/31/2024
6/30/2024
9/30/2024
12/31/24
Tangible Common Equity Ratio



Total Capital Ratio
25.91%
25.67%
24.79%
24.49%
3/31/2024
6/30/2024
9/30/2024
12/31/2024
Total Capital Ratio
Well Capitalized Level



Leverage Ratio
12.16%
12.48%
12.19%
11.92%
3/31/2024
6/30/2024
9/30/2024
12/31/2024
Leverage Ratio
Well Capitalized Level

- The Company's capital levels are higher than most peer banks
- Quarterly common stock dividend of $0.16/share, equivalent to $0.64 per share annualized
- Return on average tangible common equity(1) of 3.98%, down from 6.40% from the prior quarter
- Invested $20.7 million in the stock buyback program with the repurchase of 1 million shares during 2024 and completed the authorized program

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.

RBB BANCORP
皇佳商業金控

Appendix: Non-GAAP Reconciliations

Non-GAAP Reconciliation: Tangible Common Equity and Tangible Assets

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "tangible common equity to tangible assets," "tangible book value per share," and "return on average tangible common equity." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders' equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure:

($ in thousands)		3/31/2024		6/30/2024		9/30/2024		12/31/2024
Tangible Common Equity:								
Total Shareholders' Equity	$	513,986	$	511,291	$	509,728	$	507,877
Adjustments								
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(2,594)		(2,394)		(2,194)		(2,011)
Tangible Common Equity	**$**	**439,894**	**$**	**437,399**	**$**	**436,036**	**$**	**434,368**
Tangible Assets:								
Total Assets - GAAP		3,878,006		3,868,186		3,990,477		3,992,477
Adjustments								
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(2,594)		(2,394)		(2,194)		(2,011)
Tangible Assets	**$**	**3,803,914**	**$**	**3,794,294**	**$**	**3,916,785**	**$**	**3,918,968**
Common Shares Outstanding		18,578,132		18,182,154		17,693,416		17,720,416
Tangible Common Equity to Tangible Assets Ratio		**11.56%**		**11.53%**		**11.13%**		**11.08%**
Tangible Book Value Per Share	**$**	**23.68**	**$**	**24.06**	**$**	**24.64**	**$**	**24.51**
Average Tangible Common Equity:								
Average Shareholders' Equity	$	512,787	$	512,185	$	508,720	$	512,208
Adjustments								
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(2,726)		(2,525)		(2,326)		(2,129)
Average Tangible Common Equity	**$**	**438,563**	**$**	**438,162**	**$**	**434,896**	**$**	**438,581**
Net Income Available to Common Shareholders		8,036		7,245		6,999		4,385
Return on Average Tangible Common Equity		**7.37%**		**6.65%**		**6.40%**		**3.98%**